SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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☑Preliminary Proxy Statement
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    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Under Rule 14a-12

TIB FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL ONE
PROPOSAL TWO
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.
MANAGEMENT AND PRINCIPAL SHAREHOLDERS
CORPORATE GOVERNANCE AND NOMINATION COMMITTEE
AUDIT COMMITTEE REPORT
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS
OTHER MATTERS
ANNUAL REPORT
APPENDIX A
APPENDIX B
PURPOSE
AUTHORITY
COMPOSITION
MEETINGS
RESPONSIBILITIES

March      , 2005

Dear Shareholder:

It is a pleasure to invite you to attend the Annual Meeting of Shareholders of TIB Financial Corp. The meeting will be held at the Naples Beach Hotel, located at 851 Gulf Shore Boulevard North, Naples, Florida 34102, on Tuesday, April 26, 2005, at 10:00 a.m. local time.

At the meeting, you will be asked to consider and vote upon the election of a director and an amendment to the Company’s Restated Articles of Incorporation to change the classes of directors to two classes serving staggered two-year terms (as opposed to the current three classes serving staggered three-year terms). Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Your vote is important regardless of how many shares of stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each. Please sign and return each card since each represents a separate number of votes. Postage paid envelopes are provided for your convenience.

Please indicate on the proxy card whether you plan to attend the Annual Meeting. Regardless of whether you plan to attend, please date and return the enclosed proxy card(s) as soon as possible. This will not prevent you from voting at the meeting, but will assure that your vote is counted if you are unable to attend.

The directors, management and staff thank you for your continued support and interest in TIB Financial Corp.

Very truly yours,

Thomas J. Longe
Chairman

TIB FINANCIAL CORP.
the bank holding company for
TIB Bank
599 9th Street North, Suite 101
Naples, Florida 34102-5624

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 26, 2005

To:      The Shareholders of TIB Financial Corp.

     The Annual Meeting of Shareholders (the “Annual Meeting”) of TIB Financial Corp. (the “Company”) will be held at the Naples Beach Hotel, 851 Gulf Shore Blvd. North, Naples, Florida, on Tuesday, April 26, 2005, at 10:00 a.m. for the purpose of acting upon the following matters:

1.	To elect one member to the Board of Directors.

2.	To approve an amendment to the Company’s Restated Articles of Incorporation to change the classes of directors to two classes serving staggered two-year terms (as opposed to the current three classes serving staggered three-year terms)

3.	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has set February 28, 2005, as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF DIRECTOR AND AN AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION.

YOUR VOTE IS IMPORTANT. EACH SHARE OWNER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF A SHARE OWNER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

By Order of the Board of Directors

March , 2005	Thomas J. Longe, Chairman

TIB FINANCIAL CORP.
the bank holding company for
TIB Bank

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 26, 2005

PROXY SOLICITATION AND VOTING

General

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Proxies from the shareholders of TIB Financial Corp. (the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”).

     The enclosed Proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have the holder’s shares voted by Proxy, even if the holder attends the Annual Meeting. Any Proxy may be revoked by the person giving it at any time before its exercise, by notice to the Secretary of the Company, by submitting a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All properly executed proxies delivered pursuant to this solicitation (and not revoked later) will be voted at the Annual Meeting in accordance with the directions given in the Proxy. If a Proxy is signed and no specification is made, the shares represented by the Proxy will be voted in favor of the election of directors and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

     This Proxy Statement and the enclosed Proxy are being mailed to the Company’s shareholders on or about March      , 2005.

     The Company is a bank holding company and also a financial holding company under the Federal banking laws and was organized in February 1996 under the laws of the State of Florida. The Company’s operating subsidiary consists of TIB Bank (the “Bank”) (which commenced its commercial banking operations in Islamorada, Florida in 1974).

Record Date and Outstanding Shares

     The Board of Directors has set February 28, 2005, as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 5,682,639 shares of common stock of the Company issued and outstanding.

Quorum and Voting Rights

     A quorum for the Annual Meeting consists of the holders of the majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting, present in person or represented by Proxy.

     Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting. The election of directors to be voted on at the Annual Meeting requires the affirmative vote of a majority of the shares of the common stock of the Company present in person or represented by Proxy. The Amendment to the Restated Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of common stock.

Solicitation of Proxies

     In addition to this solicitation by mail, the officers and employees of the Company and the Bank, without additional compensation, may solicit Proxies in favor of the Proposals, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward Proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company.

PROPOSAL ONE
ELECTION OF DIRECTOR

Information About the Board of Directors and Their Committees

     The members of the Board of Directors of the Company are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class serving three-year terms and, as a general rule, the shareholders of the Company elect one class annually. If the Board Amendment discussed under Proposal Two is adopted, then the directorships of the Company will be divided into two classes, with the members of each class serving two-year terms. Following the Annual Meeting, the Board of Directors of the Company will consist of eight members, each of whom will serve as a director of the Bank. The members of the Board of Directors of the Bank are elected annually by the Company, acting as the sole shareholder of the Bank.

     At the Annual Meeting, shareholders will consider the election of one person to serve as a director of the Company. If the Board Amendment discussed under Proposal Two is approved, then this director will serve for a two-year term which expires at the 2007 Annual Meeting of Shareholders. If the Board Amendment is not approved by Company’s shareholders, then this one director will serve for a three-year term which will expire at the 2008 Annual Meeting of

Shareholders. The directors serve until their successors are elected and qualified. The terms of the other seven incumbent directors will continue as indicated below. The nominee is presently a director of the Company.

     It is intended that each Proxy solicited on behalf of the Board of Directors will be voted only for the election of the designated nominee. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, but if that should occur before the Annual Meeting, it is intended that the Proxies will be voted for the election of such other person as the Board of Directors may recommend.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION AS A DIRECTOR OF THE NOMINEE NAMED BELOW.

     The following sets forth the name, age and principal occupation of the nominee for election as directors:

Nominee for Election of Director

Name	Age	Principal Occupation
Edward V. Lett	59	Edward V. Lett has been a director of the Company since its inception in 1996 and of the Bank since 1992. He has more than 37 years of commercial banking experience. Currently, Mr. Lett serves as President and Chief Executive Officer of the Company and as President and Chief Executive Officer of the Bank. Prior to joining the Bank, Mr. Lett was Executive Vice President and Chief Operating Officer for American National Bank of Florida in Jacksonville, Florida. Before that, he held a variety of management level positions with Maryland National Bank and Marine Midland Bank in New York State.

Incumbent Directors Whose Terms Expire in 2006

Gretchen K. Holland	63	Gretchen K. Holland has been a director of the Company and of the Bank since 1998. She is the co-owner and President of Coral Reef Title Company. She currently is a board member of the Florida Keys Electric Co- operative and serves as Chairman of the

Name	Age	Principal Occupation
		Finance Committee. Ms. Holland is a charter member, current board member and past Secretary of the Rotary Club of Key Largo, and a member of the Florida Keys Board of Realtors and Business & Professional Women. She also is past Chairman of the Key Largo Chamber of Commerce. She has lived and worked in the Florida Keys for the past 30 years.

John G. Parks, Jr.	63	John G. Parks, Jr., CPA, has been a director of the Company and of the Bank since 2002. He is President of John G. Parks, Jr., CPA, P.A. and a partner of Oropeza & Parks Certified Public Accountants. He has been practicing as a CPA in the Florida Keys for more than 33 years. Mr. Parks is a former board member of First Federal of the Florida Keys and Barnett Bank of the Keys and a former advisory board member of NationsBank. Mr. Parks is Past President of the Greater Key West Chamber of Commerce, the Rotary Club of Key West and the Florida Keys Chapter of the Florida Institute of CPAs and Past Chairman of the Board of Trustees of the Florida Keys Community College. He currently serves as a commissioner on the Key West Housing Authority.

Marvin F. Schindler	62	Marvin F. Schindler has been a director of the Company and of the Bank since 1997. He was the President and Owner of Florida Keys Truss, Inc. from 1985 until his retirement in 2002. Before that he served in the United States Army. He served 20 years in the United States Army primarily as a fixed wing and helicopter pilot. He flew three combat tours in Vietnam completing more than 1700 combat flying hours. He was awarded the Distinguished Flying Cross four times, and the Air Medal fifty seven times, and retired in the grade of Major. He has served as the President of the Marathon Chamber of

Name	Age	Principal Occupation
		Commerce, the Florida Keys Contractors Association, the Stanley Switlik PTA, and the Marathon Youth Club. He currently serves on the Board of Trustees of Fishermen’s Hospital and is the President of the Stirrup Key Homeowners Association. Mr. Schindler has resided in the Florida Keys for over 23 years.

Otis T. Wallace	53	Otis T. Wallace, Esquire, has been a director of the Company and of the Bank since 2002. He has been Mayor of Florida City since 1984. He also is an attorney admitted to the Florida Bar in 1978. Mr. Wallace is Chairman of the Florida City Foundation and serves on the Board of Directors of the Florida National Parks and Monuments Association, Inc., the Miami-Dade Criminal Justice Council and the Homestead Area Indigent Care Foundation, Inc.

Incumbent Directors Whose Terms Expire in 2007

Richard C. Bricker, Jr.	61	Richard C. Bricker, Jr., CPA, has been a director of the Company and of the Bank since 2003. He is President of Bricker & Associates, LLC, a financial and board consulting firm. He has practiced as a CPA servicing public companies for over 33 years with BDO Seidman, LLP, as the Managing Partner of their Atlanta office; with Bricker & Melton, PA, as managing partner of the firm; and with Ernst & Young, LLP, in their Atlanta office. Through his firms, Mr. Bricker has been a member of the Florida Community Bankers Association, the Georgia Bankers Association, Georgia Community Bankers Association, and Alabama Bankers Association. He has been a speaker to financial institution executives and directors on various topics. Mr. Bricker serves as Vice President and Treasurer of the Atlantic Classic Foundation.

Name	Age	Principal Occupation
Paul O. Jones, Jr., M.D.	43	Paul O. Jones, Jr., M.D. has been a director of the Company and of the Bank since 2003. He practices at and is immediate past President and current board member of Anchor Health Centers, Inc. in Naples, Florida, which is one of the largest physician groups in Southwest Florida with more than 30 locations and 300 employees. He has active staff privileges in the NCH Healthcare System. Dr. Jones is actively involved in the Rotary Club and the Neighborhood Health Clinic and is a volunteer physician for the FedEx gators.

Thomas J. Longe	42	Thomas J. Longe has been a director of the Company and of the Bank since 2001. He currently serves as Chairman of both the Company and the Bank. Mr. Longe is the President and Chief Operating Officer of the Trianon Companies in Naples, Florida, which develops, owns and manages hotel and commercial properties for its own portfolio as well as residential properties for resale, primarily in Southwest Florida. He also is a partner in The Longe Company, an economic/management consulting and private investment company. Previously, Mr. Longe worked as a loan officer and credit analyst at Bank One, Columbus, N.A. and Comerica Bank – Detroit in commercial real estate, middle market lending, dealer commercial services and international.

Director Independence

     The Board of Directors has determined that a majority of the Company’s directors are independent. In determining director independence, the Board considers all relevant facts and circumstances, including the rules of the National Association of Securities Dealers. The Board considers the issue not merely from the standpoint of a director, but also from that of persons or organizations with which the director has an affiliation. The Board of Directors has determined that the following six of the Company’s eight directors following the Annual Meeting are independent under these guidelines: Ms. Holland and Messrs. Bricker, Jones, Parks, Schindler, and Wallace. As a member of management, Mr. Lett is not considered independent. Mr. Longe is not an independent director under the rules of the National Association of Securities Dealers.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company held 12 regular meetings during the 2004 fiscal year. Each director of the Company attended at least 75% of the board meetings and committee meetings of which such director was a member. The Board of Directors of the Bank had 12 regular meetings during the 2004 fiscal year. Each director of the Bank attended at least 75% of the total number of board meetings of the Bank.

     The Company’s Board of Directors maintains the following three committees: Compensation, Corporate Governance and Nomination, and Audit.

     For information regarding the Company’s Compensation Committee, see “Compensation Committee Report.”

     For information regarding the Company’s Corporate Governance and Nomination Committee, see “Corporate Governance and Nomination Committee.”

     For information regarding the Company’s Audit Committee, see “Audit Committee Report.”

Executive Officers

     The following lists the executive officers of the Company and certain officers of the Bank, all positions held by them with the Company and the Bank and the periods during which such positions have been held, a brief account of their business experience during the past five years and certain other information including their ages. All officers of both the Company and the Bank are appointed annually at the meetings of the respective Boards of Directors following their election to serve until the annual meeting in the subsequent year and until successors are chosen. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

Name		Information About Executive Officers
Edward V. Lett		See the table above under “Directors.”

Millard J. Younkers, Jr.	61	Mr. Younkers is an Executive Vice President of the Bank and President, Southwest Florida Region. Mr. Younkers has been employed by the Bank since 1996. From 1993 until joining the Bank, he was an officer of Northern Trust Bank of Florida, in Naples, Florida. Prior to 1993, Mr. Younkers served as Executive Vice President of the First National Bank of Toms River, N.J. Mr. Younkers served as a director of the Company and the Bank from 2000 to 2005.

Name		Information About Executive Officers
Michael D. Carrigan	53	Mr. Carrigan is an Executive Vice President of the Bank and President, Monroe/Miami-Dade Counties. Mr. Carrigan has been employed by the Bank since February 2004. From 2000 until joining the Bank, he was an Equity Partner and consultant with Bennington Partners, Inc., a bank consulting firm specializing in commercial loan review and loan portfolio management. From 1993 to 2000, he was President, Chief Executive Officer and Director with New Milford Bank & Trust Company / Connecticut, a $400 million publicly traded bank, which was acquired by Summit Bank (now Bank of America) in the first quarter of 2000. From 1987 to 1993, Mr. Carrigan was Executive Vice President and Senior Lending Officer at UST Bank/Connecticut, a subsidiary of US Trust.

David P. Johnson	49	Mr. Johnson is an Executive Vice President and Chief Financial Officer of the Bank. From July 1999 to March 2002, he was Senior Vice President and Chief Financial Officer. From 1996 through July 1999, Mr. Johnson was Vice President, Controller and Investment Officer of the Bank. Prior to 1996, Mr. Johnson served as Assistant Vice President, Controller and Investment Officer of the Bank.

PROPOSAL TWO
APPROVAL OF AN AMENDMENT TO THE
RESTATED ARTICLES OF INCORPORATION

     The Board of Directors recommends approval of an amendment to the Company’s Restated Articles of Incorporation that would change the classes of directors from the current three classes to two classes, and the terms of the directors from the current staggered three-year terms to staggered two-year terms. A form of the amendment is attached as Appendix A.

     The Board’s Committee on Corporate Governance and the full Board regularly considered the merits of annually elected and staggered boards, taking a variety of perspectives into account. The Board believes that its staggered system helps assure continuity and stability of the Company’s business strategies and policies and reinforces a commitment to a long-term point of view rather than encouraging excessive focus on short-term goals. Although these are important benefits, the Board also acknowledges the growing sentiment among corporations in favor of annual elections or more reduced terms of offices for directors. As a result, the Board has adopted a resolution, subject to shareholder approval, amending Article V of the Company’s Restated Articles of Incorporation to change the classification system of the Company’s Board from three classes to two classes, and the terms of directors from staggered three-year terms to staggered two-year terms (the “Board

Amendment”). Under the Board Amendment, all directors standing for election would be elected for two-year terms, as described below:

•	All directors elected at the 2005 Annual Meeting or thereafter would be elected for two-year terms;

•	Directors assigned to the class of 2006, who were previously elected at the Company’s 2003 Annual Meeting, would be considered for reelection in 2006 and if elected would be elected for two-year terms thereafter;

•	Directors assigned to the Class of 2007, who were previously elected at the Company’s 2004 Annual Meeting, would be considered for reelection in 2007 and if elected would be elected for two-year terms thereafter; and

•	Vacancies that occur during the year would continue to be filled by the Board of Directors to serve only until the next Annual Meeting.

     If the proposed Board Amendment is not approved by shareholders at this Annual Meeting, the Board will remain classified into three classes with the directors serving staggered three-year terms, and the director elected at the Annual Meeting will serve for a term ending at the Company“s 2008 Annual Meeting.

     To become effective, the Board Amendment must receive the affirmative vote of at least a majority of the outstanding shares entitled to vote. If it receives the required vote, an Amendment to the Restated Articles of Incorporation will be filed with the State of Florida. The Board has already approved an amendment to the Company’s Bylaws that, upon shareholder approval of this proposal, will make them consistent with the Board Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

     The following report reflects the Company’s compensation policy as endorsed by the Board of Directors and the Compensation Committee. A copy of the Committee’s Charter is available on the Company’s website at www.tibfinancialcorp.com.

Compensation Committee Report

     During 2004, the Compensation Committee of the Board of Directors was composed of three members, Messrs. Schindler, James R. Lawson, III, and Longe. Mr. Schindler and Mr. Lawson constitute independent directors as defined under the rules of the National Association of Securities

Dealers. Mr. Lawson’s term as a director of the Company terminates at the Annual Meeting. Mr. Longe is not independent under the rules of the National Association of Securities Dealers. However, he is serving as a member of the Committee for a term not to exceed two years, and participates in the Committee’s deliberations but does not vote. The Board designates the chairman of the Committee and the members of the Committee.

     Compensation Policy. The Company’s compensation policy is designed to make changes in total compensation commensurate with changes in the value created for the Company’s shareholders. The Compensation Committee believes that compensation of executive officers and others should be based on the Company’s operating performance, the individual’s responsibilities and peer industry studies, and should be designed to aid the Company in attracting and retaining high-performing executives.

     The objectives of the Compensation Committee’s compensation strategy are to establish incentives for certain executives and others to achieve and maintain short-term and long-term strategic and operating performance goals for the Company, and to provide compensation that recognizes individual contributions as well as overall business results. At the Company, executive officer compensation comprises three areas: base salary, short-term annual incentives, and long-term stock incentives.

     In establishing executive officer salaries and increases, the Compensation Committee, with the Chief Executive Officer’s input, considers individual quarterly performance in the areas of Company profitability, strategic plan progress, growth, asset quality, customer service, morale, completed projects, team work and communication, and the relationship of total compensation to the salary market of similarly situated institutions. The decision to increase base pay is determined by the Compensation Committee using performance results measured quarterly. The Company’s general approach to executive compensation is to provide market competitive base salary, and to reward performance through periodic incentive bonuses consistent with individual contributions to the Company’s financial performance.

     Chief Executive Officer Compensation. During the first quarter of each year, the Compensation Committee reviews the compensation paid to the Chief Executive Officer of the Bank. Final approval of Chief Executive Officer compensation is made by the Board of Directors. Changes in base salary and the awarding of cash and stock incentives are based on the Company’s profitability, strategic plan progress, growth and loan quality, morale, completed projects, teamwork and communications. The Compensation Committee also considers the Chief Executive Officer’s abilities in the areas of leadership and community involvement. Utilizing published surveys, databases and other means, the Compensation Committee surveyed total compensation of chief executive officers of comparable-sized financial institutions located from across the nation as well as locally.

     After reviewing the appropriate data, the annual salary for Edward V. Lett, President and Chief Executive Officer of the Company and the Bank, was increased by $13,750 to $288,750 for

2004, based on specific accomplishments and the overall financial performance of the Company. Mr. Lett was awarded a cash bonus award of $36,800.

     Summary. In summary, the Compensation Committee believes that the Company’s compensation program is reasonable and competitive with compensation paid by other financial institutions similarly situated. The program is designed to reward strong performance.

Compensation Committee
Thomas J. Longe
Marvin F. Schindler
James R. Lawson, III

Compensation Committee Interlock and Insider Participation

     Mr. Lett did not serve as a member of the Compensation Committee in 2004. Mr. Lett was not present for any decisions that relate to his compensation with the Bank. Mr. Lett is also the President and Chief Executive Officer of the Bank.

Executive Compensation

     The Company does not compensate any of its directors or executive officers separately from the compensation they receive from the Bank. The following sets forth certain compensation information for the Bank’s executive officers whose total compensation exceeded $100,000 during 2004.

Summary Compensation Table

					Long Term
					Compensation
		Annual Compensation			Awards
				Other Annual	Securities	All Other
Name and Principal	Fiscal			Compensation	Underlying	Compensation
Position	Year	Salary ($)	Bonus ($)	($) (1)	Options (#)	($) (2)
Edward V. Lett	2004	$288,750	$36,800	$118,375	-0-	$1,777
President and Chief	2003	275,000	25,500	12,000	-0-	2,459
Executive Officer	2002	250,000	85,000	11,167	-0-	2,273

Millard J. Younkers, Jr.	2004	$182,500	$-0-	$20,000	-0-	$2,416
Executive Vice President and President,	2003	172,500	12,375	12,000	-0-	2,252
Southwest Florida Region	2002	161,250	41,250	11,167	20,000	2,161

					Long Term
					Compensation
		Annual Compensation			Awards
				Other Annual	Securities	All Other
Name and Principal	Fiscal			Compensation	Underlying	Compensation
Position	Year	Salary ($)	Bonus ($)	($) (1)	Options (#)	($) (2)
Michael D. Carrigan,	2004	$165,000	$15,468	$-0-	-0-	-0-
Executive Vice President and President,
Monroe/Miami-Dade

David P. Johnson	2004	$164,000	$15,375	$-0-	-0-	$1,594
Executive Vice	2003	150,000	11,250	-0-	-0-	1,569
President and Chief	2002	118,375	28,750	-0-	20,000	1,531
Financial Officer

(1)	Includes retainer for attending Board of Directors meetings paid to Mr. Lett and Mr. Younkers. The amounts shown for Mr. Lett in 2004 also include $98,375 for reimbursement of commissions incurred in the sale of his former residence in connection with his move to the Company’s headquarters in Naples, Florida, plus reimbursement of tax liabilities associated with the payment. Compensation does not include any other perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2)	The reported amount consists of matching contributions to the Bank’s Employee Stock Ownership Plan with 401(k) provisions and officer supplemental life insurance.

     The following table sets forth information with respect to the above named executives concerning stock options exercised in the last fiscal year and the number and value of unexercised options held as of December 31, 2004.

Aggregate Option Exercises in 2004
and December 31, 2004 Option Values

			Number of Securities		Value of
			Underlying Unexercised		Unexercised In-the-Money
	Shares		Options at 12/31/04		Options at 12/31/04 (1)
	Acquired	Value
Name	on Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Edward V. Lett	25,900	$404,239	22,200	11,400	$269,714	$147,718

Millard J. Younkers, Jr.	-0-	-0-	36,100	23,900	$489,767	$311,933

Michael D. Carrigan	-0-	-0-	-0-	20,000	-0-	$52,200

David P. Johnson	4,000	$67,913	5,200	16,800	$66,124	$217,016

(1)	Market value of underlying shares at exercise or year-end, minus the exercise price.

Stock Options

     The Company has one compensation plan under which shares of its Common Stock are issuable. This is its 2004 Equity Incentive Plan, which was approved by the Board of Directors on February 24, 2004 and the Company’s shareholders at the May 25, 2004 annual meeting.

     Previously the Company had granted stock options under the 1994 Incentive Stock Option Plan and Nonstatutory Stock Option Plan as amended and restated as of August 31, 1996 which terminated on March 22, 2004. The following sets forth certain information regarding these plans.

Equity Compensation Plan Information

Number of
securities
remaining
available for
	Number of			future issuance
	securities to be			under equity
	issued upon			compensation
	exercise of		Weighted-average	plans (excluding
	outstanding		exercise price of	securities
	options, warrants		outstanding options,	reflected in
	and rights (a)		warrants and rights(b)	column (a)) (c)
Equity compensation plans approved by security holders	409,194	(1)	$13.66	400,000	(2)

Equity compensation plans not approved by security holders	—		—	—

Total	409,194		$13.66	400,000

(1)	Consists solely of shares issued under the 1994 Incentive Stock Option Plan.

(2)	Consists of options available for issuance under the 2004 Equity Incentive Plan.

Salary Continuation Agreements

     The Bank has entered into a Salary Continuation Plan with its executive officers. The plan is a nonqualified deferred compensation arrangement that is designed to provide supplemental retirement income benefits to participants. Upon termination of employment on or after normal retirement at age 65, the participant will receive a monthly retirement income benefit equal to 40% of the highest annual base salary in the three years immediately preceding termination of employment. Each participant is vested 100% in the benefit accrual balance. Upon termination of employment prior to the normal retirement age, the participant will receive the vested portion of the accrual balance, plus interest at 9.0% from termination of employment to commencement of payments. If employment is terminated due to death or permanent disability prior to normal retirement age, the participant, or beneficiary in the event of death, will receive the full accrual balance for the year ending immediately prior to termination of employment. If the participant is actively employed by the Bank at the time of a change of control, the participant will receive a full retirement benefit based on a re-projection of what the normal retirement benefit would have been. The re-projected benefit will be 40% of the highest base salary in the three years then remaining until normal retirement. If the participant dies after the commencement of benefits but before all benefits are paid, the participant’s beneficiary will receive the remaining benefits at the same time and in the same amounts that would have been paid to the participant had the participant survived. If the participant is entitled to benefit payments under the plan but dies prior to the commencement of payments, the participant’s beneficiary will receive the benefits commencing on the first day of the month following the participant’s death.

     Based upon current salary levels, with no assumed increases, the annual normal retirement benefit at commencement would be as follows:

		Annual
		Retirement Benefit
	Commencement Date	at Commencement
Edward V. Lett	11/24/10	$115,500
Millard J. Younkers, Jr.	7/20/08	73,000
Michael D. Carrigan	—	—
David P. Johnson	6/30/20	65,600

     In connection with the plan, the Bank has purchased single premium life insurance on the participants in order to finance the plan expenses and to also provide a split dollar life insurance benefit. Under the split dollar arrangement, the insured participant may name the beneficiary of an amount of life insurance equal to 60% of the policy death benefit in excess of the policy’s cash value at the time of the participant’s death. At any time prior to a change in control, the Bank may amend or terminate the arrangement. Following a change of control, the policy (or an equivalent replacement) and the split dollar arrangement will remain in place for the remainder of the participant’s life unless terminated by mutual agreement of the participant and the Bank. If the participant terminates employment (other than following a change of control), the split dollar arrangement terminates and the participant will have no further interest in the life insurance policy. The cash values of these policies are carried as an asset on the Company’s financial statements. Information relative to these policies is shown below:

				Imputed income
			Officer	of insurance
	Insurance		survivor’s	coverage
	policy	Cash value at	benefit at	included in
	premium paid	December 31,	December 31,	officer’s 2004
	by Bank	2004	2004	taxable wages
Edward V. Lett	$1,170,000	$1,398,478	$785,385	$1,477
Millard J. Younkers, Jr.	1,095,000	1,328,623	726,345	1,416
Michael D. Carrigan	—	—	—	—
David P. Johnson	600,000	728,574	733,358	594

Employment Agreements

     The Company and the Bank have entered into employment agreements with each of Messrs. Lett, Younkers, Carrigan and Johnson for a term of three years. The agreements provide for a base salary, discretionary bonuses as approved by the Board of Directors and the Compensation Committee, and such other benefits as provided by the Company and the Bank to its employees generally. If after a change in control the executive’s employment is terminated, his duties are materially reduced, his base salary is reduced, his employment is relocated more than 50 miles from the Bank’s main office or his participation in any employee benefit plan is materially reduced or adversely affected, and the executive does not consent to such change, then he is entitled to receive a lump sum payment equal to two times (three times in the case of Mr. Lett) the average base annual salary received by him during the three year period prior to such termination. In addition, if the payment imposes any excise tax on the executive under Section 280G of the Internal Revenue Code of 1986, then the Company is required to make an additional payment to the executive such that, after such payment, the executive would be reimbursed in full for such excise tax payment.

Compensation to Directors

     In 2004, all of the members of the Board of Directors of the Bank who are not Bank employees received a quarterly retainer of $5,000 and $750 for attending each of the 12 regular board meetings, for a total of up to $29,000 annually. Directors who are officers of the Bank receive the $5,000 quarterly retainer only. The Chairman of the Board and committee chairmen received a $10,000 quarterly retainer, and $750 for attending each of the 12 regular board meetings for a total of up to $49,000 annually. Committee members receive a fee of $500 per meeting attended.

     The Bank maintains a fee deferral plan for directors of the Bank who elect to participate. The plan is a nonqualified deferred compensation arrangement that is designed to provide supplemental retirement income benefits to participants. The participant may defer some or all of the annual retainer and board meeting fees into the plan. The balance in the participant’s deferral account grows during the period prior to termination of service as a director, at a rate determined annually based on a calculation as defined in the agreement which produced a rate of 7% for 2004. At various triggering events, the Bank will pay benefits to the participant in cash from the general assets of the Bank based on the value of the deferral account at that time. The total fee deferred in 2004 by the five directors participating in the plan was $167,667.

     The Bank has purchased single premium life insurance under a split dollar arrangement in order to assist in financing the deferred fee plan expenses and to also provide a death benefit to each director’s beneficiary. The life insurance policy on the director’s life is paid for and owned by the Bank. Under the split dollar arrangement, the insured director is able to name the beneficiary of an amount of life insurance equal to $10,000 for each year of service as a director of the Bank. Following a change of control, the policy and split dollar arrangement will remain in place for the remainder of the director’s life unless terminated by mutual agreement of the director and the Bank. If the director terminates service prior to a change of control, the split dollar arrangement will terminate and the director will have no further interest in the life insurance policy. The Bank may or may not keep the policy in force at its sole discretion. During service as a director of the Bank, the

Bank will annually pay to the director an amount necessary to pay the federal and state income taxes attributable to the imputed income arising from the split dollar arrangement. The cash values of these policies are carried as an asset on the Company’s financial statements.

     Each non-executive officer member of the Board of Directors also has received a grant of an option to purchase shares of the Company’s common stock (10,786 in the case of Ms. Holland and Mr. Schindler, and 5,000 in the case of Messrs. Bricker, Jones, Longe, Parks and Wallace). The options were issued at an exercise price equal to the fair market value of the Common Stock on the date of grant. New Company directors receive 5,000 stock options, or 1,250 restricted shares, when elected by shareholders initially. Any reelection of a director results in an additional grant of 1,000 options, or 250 restricted shares, to the director. All shares would have a five-year vesting and accelerate upon a change in control.

MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following tables set forth certain information regarding the shares of the common stock of the Company owned as of the record date (i) by each person who beneficially owns more than 5% of the shares of the common stock of the Company, (ii) by each of the Company’s directors, and (iii) by all directors and executive officers as a group.

	Beneficial Ownership (1)
Name	Number of Shares	Percentage Ownership (2)

5% Shareholders

W. Kenneth Meeks (3)	380,051	6.5%
P.O. Box 209
Islamorada, FL 33036

Directors

Richard A. Bricker, Jr. (4)	6,000	*

Gretchen K. Holland (5)	22,043	*

Paul O. Jones, Jr., M.D. (6)	5,000	*

Edward V. Lett (7)	103,150	1.8%

Thomas J. Longe (8)	22,380	*

John G. Parks, Jr. (9)	7,000	*

Marvin F. Schindler (10)	15,786	*

Otis T. Wallace (11)	10,730	*

	Beneficial Ownership (1)
Name	Number of Shares	Percentage Ownership (2)
All directors and executive officers as a group (11 persons)	288,499	4.9%

*	Percent share ownership is less than 1% of total shares outstanding.

(1)	Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Information relating to beneficial ownership of the shares is based upon “beneficial ownership” concepts set forth in the rules promulgated under the Securities and Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power” with respect to such security. A person may be deemed to be the “beneficial owner” of a security if that person also has the right to acquire beneficial ownership of such security within 60 days. Under the “beneficial ownership” rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. The information as to beneficial ownership has been furnished by the respective persons listed in the above table.

(2)	Based on 5,682,639 shares outstanding as of February 28, 2005 plus 209,144 shares not outstanding but which are subject to granted but unexercised options providing the holders thereof the right to acquire shares within 60 days through the exercise of said options.

(3)	Includes (a) 84,486 shares as to which Mr. Meeks shares beneficial ownership with his spouse and (b) 16,022 shares held of record by Mr. Meeks’ spouse.

(4)	Includes (a) 700 shares as to which Mr. Bricker shares beneficial ownership with his spouse, (b) 300 shares held by his company’s 401(k) plan and (c) 5,000 shares representing unexercised options.

(5)	Includes (a) 10,786 shares representing unexercised options and (b) 1,441 shares held in her IRA.

(6)	Includes 5,000 shares representing unexercised options.

(7)	Includes (a) 70,400 shares to which Mr. Lett shares beneficial ownership with his spouse, (b) 75 shares held jointly with Sally D. Howard, (c) 8,075 shares fully vested in his individual ESOP account, and (d) 24,600 shares representing unexercised options.

(8)	Includes (a) 1,050 shares in the Patrick J. Longe Revocable Trust, (b) 8,515 shares in the Patrick J. Longe Roth IRA, (c) 2,815 shares held in his two IRAs, and (d) 5,000 shares representing unexercised options.

(9)	Includes (a) 5,500 shares as to which Mr. Parks shares beneficial ownership with his spouse (b) 750 shares held in his spouse’s IRA, and (c) 750 shares held in his IRA.

(10)	Includes 10,786 shares representing unexercised options.

(11)	Includes (a) 7,230 shares as to which Mr. Wallace shares beneficial ownership with his spouse and (b) 3,000 shares representing unexercised options.

CORPORATE GOVERNANCE AND
NOMINATION COMMITTEE

     The Company has established a nominating committee of the Board of Directors, which consists of Messrs. Bricker and Jones, and Mr. Armando Henriquez, whose term as a director of the Company terminates at the Annual Meeting. Dr. Jones and Mr. Henriquez, are each an independent director as defined under the rules of the National Association of Securities Dealers. During 2004, Mr. Bricker was not an independent director under such rules since, until April 2002, he was the Company’s audit partner with BDO Seidman, LLP, who was the Company’s independent auditors until June 10, 2003. Mr. Bricker left BDO Seidman, LLP in December 2002. Mr. Bricker met the independence requirements as defined under the rules of the National Association of Securities Dealers, on April 1, 2005. See “Independent Public Accountants.” The Board of Directors believes that Mr. Bricker’s 35 years of experience as an auditor of public companies, and financial institutions in particular, results in an understanding of corporate governance and public company practices that represent a valuable resource to the Company’s newly chartered Corporate Governance and Nomination Committee. The committee held seven meetings during 2004.

     The Corporate Governance and Nomination Committee operates pursuant to a written charter under which it exercises general oversight of the governance of the Board of Directors by developing and recommending to the Board, Corporate Governance Policies and Guidelines applicable to the Company and monitoring the Company’s compliance with these policies and guidelines. The Board believes such Corporate Governance Policies and Guidelines are consistent with sound corporate governance practices, ethical business conduct, and financial transparency; will represent the majority interests of the shareholders; and will comply with applicable legal, regulatory and other requirements. The Committee has the exclusive right to recommend candidates for election as directors to the Board. A copy of the committee’s charter is available on the Company’s website at www.tibfinancialcorp.com. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experience, their business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, candidates must be aware of the directors vital part in the Company’s good corporate citizenship and corporate image, have time available for meetings and consultation on

Company matters, and be willing to assume broad, fiduciary responsibility. Qualified candidates for membership on the Board will be considered without regard to age, race, color, religion, sex, ancestry, national origin or disability. The Corporate Governance and Nomination Committee reviews the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and the independent directors on the committee recommend to the full Board the slate of directors to be nominated for election at the annual meeting of shareholders. The slate must be approved by a majority of the independent directors as defined under the rules of the National Association of Securities Dealers on the Board. The Corporate Governance and Nomination Committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the President and Chief Executive Officer of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the Securities and Exchange Commission’s proxy rules. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

     The Company’s Board has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of the Company at 599 9th Street North, Suite 101, Naples, Florida 34102-5624, attention: Ms. Constance Miller, Secretary. All communications will be compiled by the President and Chief Executive Officer and submitted to the members of the Board. The Company has a policy that requires directors who are up for election at an annual meeting to attend the annual meeting, unless excused from attending the meeting for a reason approved by a majority of the Board. All members of the Board attended last year’s Annual Meeting.

AUDIT COMMITTEE REPORT

     The Company has established an audit committee of the Board of Directors which consists of Messrs. Parks, Wallace and Zolten, whose term as a director of the Company terminates at the Annual Meeting, each of whom meets the requirement of an independent director as defined under the rules of the National Association of Securities Dealers. The Board of Directors has determined that Mr. Parks qualifies as an “audit committee financial expert.” The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls. The Audit Committee is governed by a written charter adopted and approved by the Board of Directors. The Audit Committee held nine meetings during 2004.

     The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Company’s independent accountants. The Audit Committee reviews the Company’s financial statements and internal accounting policies and controls; reviews with the independent accountants the scope of their engagement and all material matters relating to financial reporting and accounting procedures of the Bank; as members of the Board of Directors, reviews at regular meetings of the Board, loan portfolio information, with particular attention given to classified loans, loans past due, non-performing loans and trends regarding the same; and reviews reports of examination by regulatory authorities. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Company management, the Company internal audit personnel and the independent accountants regarding the following:

•	the plan for, and the independent accountants’ report on, each audit of the Company’s financial statements

•	changes in the Company’s accounting practices, principles, controls or methodologies, or in the Company’s financial statements, and recent developments in accounting rules

     This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter. The Audit Committee also considered and concluded that the independent auditor’s provision of non-audit services in 2004 was compatible with applicable independence standards. A copy of the Committee’s Charter is available on the Company’s website at www.tibfinancialcorp.com.

     The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s quarterly and annual reports. The Committee took a number of steps in making this recommendation for 2004. First, the Audit Committee discussed with the Company’s independent auditors for those matters the auditors communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor’s independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with Company management and the auditors, the Company’s audited consolidated financial statements as of, and for the year ended, December 31, 2004. Based on the discussions with the auditors concerning the audit, independence, the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s Annual Report on Form 10-K includes the financial statements, and also concurred with the independence of Crowe Chizek and Company LLC as auditors of the Company.

Audit Committee
John G. Parks, Jr., CPA
Otis T. Wallace
Robert A. Zolten, M.D.

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in cumulative shareholder return on the Company’s common stock, with the cumulative total return of the NASDAQ stock index and SNL Financial, LC Independent Bank Index, since January 1, 2000 (assuming a $100 investment on January 1, 2000 and reinvestment of all dividends).

	Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
TIB Financial Corp.	100.00	104.32	126.94	173.53	265.90	291.86
NASDAQ Composite	100.00	60.82	48.16	33.11	49.93	54.49
TIB Financial 2003 Peer Group*	100.00	94.00	114.00	141.00	190.00	221.00
SNL Southeast Bank Index	100.00	100.41	125.09	138.18	173.52	205.78

*TIB Financial 2003 Peer Group consists of twenty-two community banks headquartered in Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia.

FILINGS UNDER SECTION 16(A)

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and persons who own more than 10% of the common stock of the Company, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. To the Company’s knowledge, based solely upon a review of forms furnished to the Company or written representations that no other reports were required, the Company believes that during the year ended December 31, 2004, all Section 16(a) filings applicable to its officers, directors and persons who own more than 10% of the common stock of the Company were complied with in a timely fashion.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain of the executive officers and directors of the Company and the Bank and principal shareholders of the Company and affiliates of such persons have, from time to time, engaged in banking transactions with the Bank and are expected to continue such relationships in the future. All loans or other extensions of credit made by the Bank to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectibility or present other unfavorable features.

INDEPENDENT PUBLIC ACCOUNTANTS

     Pursuant to recent amendments to the securities laws, the Audit Committee of the Board of Directors has the authority to select the independent public accountants to audit the consolidated financial statements of the Company for the current year ending December 31, 2004. On June 10, 2003, the Company dismissed BDO Seidman, LLP as its accountants and retained the accounting firm of Crowe Chizek and Company LLC. BDO Seidman, LLP’s report on the financial statements for the Company for 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion nor was such report qualified or modified as to audit scope or accounting principle. During such calendar years and the subsequent interim period preceding the change in its accountants, there were no disagreements with the former accountants on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreement or disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make a reference to the subject matter of the disagreement in connection with their report. The decision to dismiss BDO Seidman, LLP was recommended by the Audit Committee and approved by the Board of Directors of the Company. The Board anticipates that a representative of Crowe Chizek and Company LLC will be present at the Annual Meeting and will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from the shareholders.

Fees Paid to the Independent Auditors

     The following sets forth information on the fees paid by the Company to BDO Seidman, LLP for 2003, and Crowe Chizek and Company LLC for 2003 and 2004.

	2003	2004
Audit Fees	$139,325	$	_____
Audit-Related Fees	28,978		_____
Tax Fees	26,730		_____
Subtotal	195,033		_____
All Other Fees	21,000		_____
Total Fees	$216,033	$

Services Provided by BDO Seidman, LLP and Crowe Chizek and Company LLC

     All services that were rendered by BDO Seidman, LLP in 2003, and Crowe Chizek and Company LLC in 2003 and 2004 were permissible under applicable laws and regulations, and audit services were pre-approved by the Audit Committee. Non-audit related services are required to be pre-approved by the Audit Committee. (The Audit Committee’s pre-approval policy with respect to non-audit services is shown as Appendix B to this proxy statement.) Pursuant to new rules of the SEC, the fees paid to BDO Seidman, LLP and Crowe Chizek and Company LLC for services are disclosed in the table above under the categories listed below.

1)	Audit Fees — These are fees for professional services performed for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-K and 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements. Of the amount included for 2003, $30,000 is for Crowe Chizek and Company LLC fees to reaudit 2001 and 2002. Of the amount reported in 2003, $6,825 relates to amounts incurred from the predecessor auditor, BDO Seidman, LLP.

2)	Audit-Related Fees — These are fees for assurance and related services performed that are reasonably related to the performance of the audit or review of the Company’s financial statements. This includes consulting on financial accounting/reporting standards. Of the amount reported in 2003, $16,063 relates to amounts incurred from the predecessor auditor, BDO Seidman, LLP.

3)	Tax Fees — These are fees for professional services performed by BDO Seidman, LLP and Crowe Chizek and Company LLC with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items. Of the amount reported in 2003, $15,785 relates to amounts incurred from the predecessor auditor, BDO Seidman, LLP.

4)	All Other Fees — These are fees for other permissible work performed by BDO Seidman, LLP and Crowe Chizek and Company LLC that does not meet the above category descriptions. In 2003, $19,000 of this amount related to services provided to the Company by Crowe Chizek and Company LLC prior to their engagement as independent auditor. Of the amount reported in 2003, $2,000 relates to amounts incurred from the predecessor auditor, BDO Seidman, LLP.

     These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the core work of the independent auditors, which is the audit of the Company’s consolidated financial statements.

SHAREHOLDER PROPOSALS

     Any shareholder proposal intended for inclusion in the Company’s Proxy material for the 2006 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than December 1, 2005.

OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the Proposals referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.

ANNUAL REPORT

     Copies of the 2004 Annual Report on Form 10-K of TIB Financial Corp. are being mailed to all shareholders together with this Proxy Statement. Additional copies of the Annual Report on Form 10-K (including financial statements and financial statement schedules) for the year ended December 31, 2004 may be obtained without charge upon written request to Ms. Constance Miller, Secretary, TIB Financial Corp., 599 9th Street North, Suite 101, Naples, Florida 34102-5624.

APPENDIX A

AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

ARTICLES OF AMENDMENT
TO
RESTATED ARTICLES OF INCORPORATION
OF
TIB FINANCIAL CORP.

     Pursuant to Section 607.1006, Florida Statutes, the Restated Articles of Incorporation of TIB Financial Corp. are hereby amended as follows:

     FIRST: Article V of the Restated Articles of Incorporation is hereby amended by deleting the text of such provision in its entirety and insert in lieu thereof the following:

ARTICLE V

Directors

     The number of Directors of the Corporation shall be the number from time to time fixed in accordance with the provisions of the bylaws of the Corporation, but at no time shall the number of Directors be less than five. The Board of Directors of the Corporation shall be divided into two classes as equal in number as may be feasible, with the term of office of one class expiring each year. At each annual meeting of shareholders, successors to the Directors whose terms shall then expire shall be elected to hold office for terms expiring at the second succeeding annual meeting. Directors shall continue in office until the end of their respective term and until his or her successor is elected and qualified or until there is a decrease in the number of Directors. Whenever a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors or otherwise, it shall be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum of the Board of Directors, and each additional Director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. When the number of Directors is changed, any newly created directorships or any decrease in directorships shall be so assigned among the classes by a majority of the Directors then in office, though less than a quorum, as to make all classes as equal in number as may be feasible. No decrease in the number of Directors shall shorten the term of an incumbent Director.

     IN WITNESS WHEREOF, the undersigned has caused these Articles of Amendment to be executed and attested to by its duly authorized officer as of this ___day of ___, 2005.

TIB FINANCIAL CORP.
By:
Edward V. Lett President and Chief Operating Officer

STATE OF FLORIDA
COUNTY OF COLLIER

     The foregoing instrument was acknowledged before me this ___day of ___, 2005, by Edward V. Lett as President and Chief Executive Officer of TIB Financial Corp., on behalf of the Corporation.

Printed Name:
Notary Public, State of Florida

Personally Known ☑ or Produced Identification ☐

Type of Identification Produced

APPENDIX B

AUDIT PREAPPROVAL POLICY

APPENDIX B

AUDIT PREAPPROVAL POLICY

TIB FINANCIAL CORP.

AUDIT COMMITTEE CHARTER

APPROVED BY THE BOARD OF DIRECTORS DEC. 21, 2004

This charter governs the operations of the audit committee (the “Audit Committee”) of TIB Financial Corp. and its subsidiaries (“collectively referred to herein as the “Company”). The Audit Committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.

PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the board in fulfilling its oversight responsibilities for (1) the integrity of the company’s financial statements, (2) the company’s compliance with legal and regulatory requirements, (3) the external auditor’s qualifications and independence, and (4) the performance of the company’s internal audit function and independent auditors.

AUTHORITY

The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

•	Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the audit committee.

•	Resolve any disagreements between management and the auditor regarding financial reporting.

•	Pre-approve all auditing and permitted non-audit services performed by the company’s external audit firm.

•	Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

•	Seek any information it requires from employees—all of whom are directed to cooperate with the committee’s requests—or external parties.

•	Meet with company officers, external auditors, or outside counsel, as necessary.

•
The committee may delegate to one or more designated members of the committee the authority to preapprove all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

COMPOSITION

The Audit Committee shall be appointed annually by the full board of directors upon recommendation of the Chairman of the Board, and shall be comprised of at least three members. The Corporate Governance and Nomination Committee shall make a recommendation for Chairman of the committee to the full board, and the Chairman will be elected by the full Board. Each member of the Audit Committee shall be a member of the Board of Directors of the Company, and shall otherwise be independent. In order to be considered “independent,” the member of the Audit Committee must meet the definition of independence set forth in the Nasdaq’s definition of “independent director,” as well as the criteria for independence set forth in the Sarbanes-Oxley Act. All committee members shall be financially literate, and at least one member shall be a financial expert, as such term is defined by the Securities and Exchange Commission.

MEETINGS

The committee will meet at least four times a year, including each time the company proposes to issue a press release with its quarterly or annual earnings information, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES

The committee will carry out the following responsibilities:

Financial Statements

•	Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

•	Complex or unusual transactions and highly judgmental areas.

•	Major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles.

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company

•
Review analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

•	Review with management and the external auditors the results of the audit, including any difficulties encountered, and matters required to be discussed by

SAS No. 61. This review will include any restrictions on the scope of the external auditor’s activities or on access to requested information, and any significant disagreements with management.

• Review the interim financial statements with management and the external auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. The committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the external auditors under generally accepted auditing standards. The chairman of the committee may represent the entire committee for the purposes of this review.

• Review with management and the external auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K, and the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”), including the auditors’ judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

• Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the company’s internal controls.

• Discuss earnings press releases (particularly use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The audit committee does not need to discuss each release in advance.

• The committee shall review with legal counsel any regulatory matters that may have a material impact on the financial statements.

Internal Control

• The committee shall review and assess the company’s business and financial risk management process, including the adequacy of the overall control environment and controls in selected areas representing significant risk.

• The committee shall review and assess the company’s system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violation, and non-compliance with the corporate code of conduct. The committee shall review the related findings and recommendations of the external and internal auditors, together with management’s responses.

Internal Audit

• Review with management and the outsourced internal audit firm the policy, plans, activities, budget, staffing, and organizational structure of the internal audit function, and any changes required in the scope of their internal audits.

• Review with management and the outsourced internal audit firm significant findings on internal audits during the year and management’s responses thereto.

• Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the outsourced internal audit firm.

• Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

• On a regular basis, meet separately with the outsourced internal audit firm to discuss any matters that the committee or internal audit believes should be discussed privately.

External Audit

• The Audit Committee shall have a clear understanding with management and the external auditors that the external auditors are ultimately accountable to the board and the Audit Committee, as representatives of the Company’s shareholders. The Audit Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company’s external auditors.

• All auditing services (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for purposes of State law) and non-audit services, other than non-audit services of the Company deemed “de minimus” under law, which are provided to the Company by the Company’s auditors, shall be preapproved by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant preapprovals required by this Charter. The decisions of any member to whom authority is delegated to preapprove an activity shall be presented to the full Audit Committee at its scheduled meetings. If the Audit Committee approves an audit service within the scope of the engagement of the auditor, such audit service shall be deemed to have been preapproved for purposes of this Charter.

• Review the external auditors’ proposed audit scope and approach, including coordination of audit effort with internal audit.

• Review all material written communications between the external auditors and management, such as any management letter or schedule of unadjusted differences.

• Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

•	At least annually, obtain and review a report by the external auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more external audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the external auditor and the company.

•	Take into account the opinions of management and internal audit.

•	Review and evaluate the lead partner of the external auditor.

•	Present its conclusions with respect to the external auditor to the Board.

• Set clear hiring policies for employees or former employees of the external auditors

• On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

• Ascertain that the lead (or concurring) audit partner from any public accounting firms performing audit services, serves in that capacity for no more than five fiscal years of the company. In addition, ascertain that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the company’s audit.

• Consider, with management, the rationale for employing audit firms other than the principal auditors.

Compliance

• Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

• Review with the general counsel legal and regulatory matters that, in the opinion of management, may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

• Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

• Review the findings of any examinations by regulatory agencies, and any auditor observations.

• Review the process for communicating the code of conduct to company personnel, and for monitoring compliance therewith.

• Obtain regular updates from management and company legal counsel regarding compliance matters.

• Review significant potential conflicts of interest and approve related party transactions.

Reporting Responsibilities

• Regularly report to the board of directors about committee activities and issues that arise with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the company’s external auditors, and the performance of the internal audit function.

• Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.

• Prepare an annual Audit Committee Report for inclusion in the Holding Company’s

Annual Proxy Statement that states that a formal audit charter has been approved and that the Audit Committee has satisfied its responsibilities during the year.

     • Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     • Review any other reports the company issues that relate to committee responsibilities.

Other Responsibilities

• Discuss with management the company’s major policies with respect to risk assessment and risk management.

• Perform other activities related to this charter as requested by the board of directors, by law, or the company’s charter or bylaws.

• Institute and oversee special investigations as needed.

• Review with management the policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal audit outsourced function or the external auditors.

• Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

• Confirm annually that all responsibilities outlined in this charter have been carried out.

• Conduct a self-assessment to review the effectiveness of the committee and discuss recommendations for improvement with the board of directors.

• Create an agenda for the ensuing year.

PROXY
TIB FINANCIAL CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder hereby appoints John G. Parks, Jr. and A. J. Henriquez, and each or any of them, with full power of substitution, as Proxies to represent and to vote, as designated on the reverse, all the shares of common stock of TIB Financial Corp. (the “Company”), held of record by the undersigned on February 28, 2005, at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 26, 2005, or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

(To be signed on the reverse side)

☑ Please mark your
     vote as in this example

ELECTION OF DIRECTOR

For the Nominee listed at right (except as marked to the contrary below)	Withhold Authority to vote for the Nominee (listed at right)	Nominee: For term expiring as discussed in the accompanying Proxy Statement: Edward V. Lett

For, except vote withheld from the following nominee:

APPROVAL OF AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

For	Against	Abstain

In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting.

This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. Unless otherwise specified, this Proxy will be voted for both of the above proposals and in the discretion of the persons named as Proxies on all other matters which may properly come before the Annual Meeting or any adjournments thereof.

IMPORTANT

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

Signature	Signature if held jointly

DATED:

Note: Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Please mark here if you intend to attend the Annual Meeting of Shareholders.